EXHIBIT 10.46

                              AMENDED AND RESTATED
                              CONSULTING AGREEMENT
                              --------------------

     This Agreement is made and entered into by and between SmartServ Online, Inc., a Delaware corporation having a principal place of business at 2250 Butler Pike, Suite 150, Plymouth Meeting, PA 19462 (the "Company"), and Steven Rosner (the "Consultant") as of the 31st day of March, 2004 (the "Effective Date").

     WHEREAS, the Company wishes and the Consultant entered into a certain Consulting Agreement dated December 4, 2002 (the "Prior Agreement") which they desire to amend and restate in the entirety as set forth below:

     WHEREAS, the Consultant is willing to make available to the Company the consulting services provided for in this Agreement as set forth below;

     For and in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions contained in this Agreement, the parties agree as follows:

     1. TERM. Subject to earlier termination, as hereinafter provided, the term of this Agreement shall be for a period of one year, commencing on the Effective Date, which term may only be extended or renewed by written agreement duly authorized by the Board of Directors of the Company (the "Board"). The initial term of this Agreement and any extension or renewal terms are collectively referred to hereafter as "the term hereof" or "the term of this Agreement."

     2. RELATIONSHIP OF THE PARTIES.

          a. It is expressly understood and agreed by the parties that the Consultant is an independent contractor in the performance of each and every part of this Agreement and that nothing contained in this Agreement is intended, or shall be construed, to constitute the Consultant as the employee, agent, partner or joint venturer of the Company or as constituting the exercise by the Company of control or direction over the manner or method by which the Consultant performs the services which are the subject of this Agreement.

          b. The Consultant shall have no right, power or authority in any way to bind or speak for the Company or to create any liability binding on the Company. The Company is not responsible for any expenses or liabilities incurred by the Consultant, other than business expenses expressly authorized in writing by an executive officer of the Company.

     3. CONSULTANT'S SERVICES.

          a. During the term of this Agreement, the Consultant shall provide the following services:

          (i) Consult with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and services;

          (ii)  Strategic  planning  (including  market  analysis,   competition
          analysis, and identification of strategic business opportunities);

          (iii) Market research on proposed new business opportunities; and

          (iv) Identification of merger and/or acquisition candidates.

          b. In addition, the Consultant shall provide such other advice and consulting services as the Company may from time to time request, upon reasonable notice to the Consultant, oral or in writing. Services shall be provided during normal business hours, unless otherwise mutually agreed. The Consultant shall devote such business time as is necessary to fully perform hereunder.

     4. COMPENSATION.

          a. During the term hereof, as full compensation for all services performed by Consultant for the Company and subject to the Consultant's performance hereunder, Consultant hereby agrees to accept upon execution of this Agreement, a Common Stock Purchase Warrant (the "Warrant") for the purchase, in the aggregate, of up to 300,000 shares of the Common Stock of the Company at an exercise price of one dollar, fifty cents ($1.50) per share. The Warrant shall not be transferable except with the consent of the Company and shall expire on the third anniversary of the date of issuance. The shares of Common Stock covered by this Warrant shall vest as follows: (i) 175,000 shares of Common Stock effective as of the date hereof, (ii) 75,000 shares of Common Stock effective upon the Company's shares of Common Stock becoming eligible for listing on the NASDAQ National Market System, American Stock Exchange or New York Stock Exchange (collectively a "Superior Exchange"), and (iii) 50,000 shares of Common Stock effective upon the Company's shares of Common Stock achieving a consecutive daily trading volume of 100,000 shares per day during any one calendar month within one (1) year of being listed on a Superior Exchange; provided, that upon termination of this Agreement in accordance with paragraphs a, b, or d of Section 10 hereunder, any portion of this Warrant that is not then vested shall be automatically terminated.

          b. Consultant shall pay all applicable taxes that are assessed against him as a result of his receipt of compensation under this Agreement, and the Company shall not withhold any such taxes from the compensation paid to Consultant. Consultant agrees to indemnify and hold harmless the Company, together with its officers and directors, with respect to any such taxes or other assessments that may be due and payable as a result of the payment or receipt of compensation hereunder.

          c. Pursuant to the terms of the Prior Agreement, the Warrant for 250,00 shares of Common Stock issued under the Prior Agreement shall be deemed earned by Consultant. Consultant waives in full any and all right to the cash fee of $60,00 referred to in the Prior Agreement.

     5. NO ELIGIBILITY FOR EMPLOYEE BENEFITS. The Consultant understands that he is an independent contractor and, as such, neither he nor any dependent or other individual claiming through him will be eligible to participate in, or receive benefits under, any of the employee benefit plans, programs and arrangements maintained by the Company (collectively, the "Plans"). The Consultant hereby waives irrevocably any and all rights to participate in, or receive benefits under, any of the Plans. The Consultant agrees that he will never make a claim under any of the Plans and agrees to indemnify and hold harmless the Company, its officers, directors, shareholders, employees and agents, and all others connected with it, and all administrators and fiduciaries of the Plans, and all others connected with any of them, from any and all liabilities, losses, damage, costs and expenses of whatever nature in any way arising out of or connected with any such claim by him or by any dependent or other individual claiming through him.

     6. COMPLIANCE WITH LAWS AND COMPANY POLICY; TRADING RESTRICTIONS. The Consultant will comply with this Agreement and all applicable laws, rules and regulations. Some of the information to be disclosed by the Company to the Consultant under this Agreement is material inside information. Material inside information will only be disclosed to Consultant on a need to know basis and for a specific purpose, and Consultant shall use such information only for such specific purpose. The Consultant agrees to comply with all applicable securities laws, rules and regulations (collectively, "Securities Laws") and agrees not to use material inside information or trade in the Company's securities except as permitted by the Securities Laws. The Consultant further agrees that it will not take any action in connection with the performance of its services herein that is illegal or in violation of applicable laws, rules and regulations The Consultant agrees to indemnify and save the Company harmless from any and all liability, cost and expense suffered by the Company as a consequence of the Consultant's failure to comply with these obligations.

     7. CONFIDENTIAL INFORMATION, NON-COMPETITION AND CONFLICTS OF

INTEREST. The Consultant agrees that some restrictions on his activities during and after the term of this Agreement are necessary to protect the Confidential Information, good will and other legitimate interests of the Company, as follows:

          a. During the term hereof, the Consultant shall not, directly or indirectly, compete with the Company, whether as a contractor, consultant, agent, partner, principal, investor, employee or otherwise. Specifically, but without limiting the generality of the foregoing, the Consultant agrees that he shall not, directly or indirectly solicit or encourage any customer of the Company to terminate or diminish its relationship with the Company or to conduct with himself or with any other person, organization or other entity any business or activity which such customer conducts or could conduct with the Company. Consultant further agrees that, during the term hereof, he shall not, directly or indirectly, hire or attempt to hire any employee of the Company, assist in such hiring by any other person or entity, or encourage any such employee to terminate his or her relationship with the Company.

          b. The Consultant acknowledges that, during the course of his performance under this Agreement, the Consultant may develop Confidential Information for the Company and may learn of Confidential Information developed or owned by the Company or entrusted to it by others. The Consultant agrees that he will not, during the term of this Agreement or at any time thereafter, use or disclose any Confidential Information. For purposes of this Agreement, "Confidential Information" means any and all information of the Company that is not generally available to the public. Confidential Information includes but is not limited to (i) the Company's financial information, development, research and marketing activities, (ii) the Company's products and services, (iii) the Company's costs, sources of supply and strategic plans, (iv) the identity and special needs of the Company's customers and (v) the people and organizations with whom the Company has business relationships and those relationships. Confidential Information also includes such information the Company may receive or has received belonging to customers or others who do business with it.

          c. During the term hereof, Consultant shall not undertake or continue any outside activity, whether or not competitive with the business of the Company, that could foreseeably give rise to a conflict of interest, or otherwise interfere with his duties and obligations to the Company.

     8. NO CONFLICTING AGREEMENTS. The Consultant hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which the Consultant is a party or is bound and that the Consultant is not now subject to any covenants against competition or similar covenants that would affect the performance of his obligations hereunder. The Consultant will not disclose to or use on behalf of the Company any proprietary information of any third party without such party's consent.

     9. INDEMNIFICATION.

          a. The Company shall indemnify the Consultant from and against any and all expenses (including attorneys' fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by the Consultant arising out of the consulting services rendered pursuant to this Agreement as a result of any act or omission of the Company constituting bad faith, gross negligence or willful misconduct.

          b.  The  Consultant   shall  indemnify  and  hold  the  Company,   its
subsidiaries and other affiliates, and all of their respective directors, officers, employees, agents, successors and assigns, harmless from any and all injuries, losses, claims and damages to any person or property, and all costs and expenses, including without limitation attorneys' fees, and any other liabilities incurred by any of the foregoing as a result of any action or omission of the Consultant constituting bad faith, gross negligence or willful misconduct or act or omission of the Consultant in violation of any provision of this Agreement.

     10. TERMINATION. Notwithstanding the provisions of Section 1 hereof, this Agreement shall terminate under the following circumstances:

          a. Death or Permanent Disability. In the event of the Consultant's death or permanent disability during the term hereof, this Agreement shall immediately and automatically terminate.

          b. Termination by the Company for Cause. The Company may terminate this Agreement without notice in the event that the Consultant fails to provide services under this Agreement or breaches any material provision of this Agreement or the Consultant otherwise acts in a manner that is materially harmful to the business interests or reputation of the Company.

          c. Termination by the Company Other than for Cause. The Company may terminate this Agreement other than for cause at any time upon written notice to the Consultant.

          d. Termination by Consultant. The Consultant may terminate this Agreement upon thirty (30) days' prior written notice to the Company.

          e. Effect of Termination. Upon termination of this Agreement in accordance with paragraphs a, b, or d of this Section 10, any portion of the Warrant that is not then vested shall be automatically terminated and the Company shall have no further obligations to the Consultant, other than any indemnification obligations under Section 9 for acts or omissions occurring prior to the date of termination. Upon any termination of this Agreement under
Section 10, the provisions of Sections 4b, 5, 6, 7, 9,11, 12, 13, 14, 15, 16, 17, 18, and 19 shall continue in full force and effect as to the Consultant.

     11. ENFORCEABILITY. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     12. WAIVER. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     13. NOTICES. All notices provided by this Agreement shall be in writing and shall be given by facsimile transmission, overnight courier, by registered mail or by personal delivery, by one party to the other, addressed to such other party at the applicable address set forth below, or to such other addresses as may be given for such purpose by such other party by notice duly given hereunder. Notice shall be deemed properly given on the date of delivery.


To Consultant:
                           Steven Rosner

                           1220 Mirabeau Lane

                           Gladwyne, PA 19035



To the Company:
                           SmartServ Online, Inc.

                           2250 Butler Pike, Suite 150

                           Plymouth Meeting, PA  19462

                           ATTENTION: Robert M. Pons

With a copy to:

                           Dean M. Schwartz, Esquire

                           Stradley, Ronon, Stevens & Young, LLP

                           2600 One Commerce Square

                           Philadelphia, PA  19103

     14. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and may not be amended, modified, or altered except by an instrument in writing signed by the party against whom such amendment, modification, or alteration is sought to be enforced.

     15. GOVERNING LAW, JURISDICTION, VENUE. This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of law principles thereof. Consultant and Company each consent to the forum, jurisdiction and venue of the state and federal courts of the Commonwealth of Pennsylvania in actions, disputes or controversies hereunder. The rights of the Company and the obligations of Consultant shall survive completion of performance in accordance with the provisions of this Agreement.

     16. BINDING EFFECT; ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective permitted heirs, executors, administrators, successors and assigns. Neither the Company nor the Consultant may make any assignment of this Agreement or any interest herein, without the prior consent of the other party, provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the
Consultant in the event that the Company shall hereafter effect a reorganization, consolidate with, or merge into any other person, corporation or other entity or transfer all or substantially all of its properties or assets to any other person or entity.

     17. CONSTRUCTION. The captions and headings contained herein are inserted for convenient reference only, are not a part hereof and the same shall not limit or construe the provisions to which they apply. References in this Agreement to "paragraphs" are to the paragraphs in this Agreement, unless otherwise noted.

     18. EXPENSES. Each party shall pay and be responsible for the costs and expenses, including, without limitation, attorneys' fees, incurred by such party in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

     19. NO RIGHTS TO OTHERS. Nothing herein contained or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto.

     20. COUNTERPART. This agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same agreement, binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                        SMARTSERV ONLINE, INC.



                                        By: /s/ Robert M. Pons
                                           -------------------------------------
                                           Robert M. Pons



                                        /s/ Steven Rosner
                                        ----------------------------------------
                                        Steven Rosner

                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                              CONSULTING AGREEMENT
                              --------------------

          This Amendment No. 1 (the "Amendment") is made and entered into by and between SmartServ Online, Inc., a Delaware corporation having a principal place of business at 2250 Butler Pike, Suite 150, Plymouth Meeting, PA 19462 (the "Company"), and Steven Rosner (the "Consultant") as of the 30th day of April, 2004 (the "Effective Date").

          WHEREAS, the parties desire to change certain terms of the Amended and Restated Consulting Agreement and the Warrant issued in connection therewith;

          For and in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions contained in this Amendment, the parties agree as follows:

     1.   Section 4(a) is amended in the entirety to read as follows:

          "a.  During the term  hereof,  as full  compensation  for all services performed by Consultant for the Company and subject to the Consultant's performance hereunder, Consultant hereby agrees to accept upon execution of this Agreement, a Common Stock Purchase Warrant (the "Warrant") for the purchase, in the aggregate, of up to 300,000 shares of the Common Stock of the Company at an exercise price of one dollar, fifty cents ($1.50) per share. The Warrant shall not be transferable except with the consent of the Company and shall expire on the third anniversary of the date of issuance. The shares of Common Stock covered by this Warrant shall vest in equal amounts over a period of twelve (12) months at the end of each calendar month commencing April 30, 2004."

     2. In connection with the foregoing change in the vesting of the Warrant, a new warrant shall be issued to Consultant, and the Consultant shall return the previously issued Warrant to the Company.

     3. This Amendment shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without regard to the conflict of law principles thereof. Consultant and Company each consent to the forum, jurisdiction and venue of the state and federal courts of the Commonwealth of Pennsylvania in actions, disputes or controversies hereunder. The rights of the Company and the obligations of the Consultant shall survive completion of performance in accordance with the provisions of this Amendment.

      4. This Amendment may be executed simultaneously in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same agreement, binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                        SMARTSERV ONLINE, INC.



                                        By: /s/ Robert M. Pons
                                           -------------------------------------
                                           Robert M. Pons, Chief Executive
                                                Officer



                                        /s/ Steven Rosner
                                        ----------------------------------------
                                        Steven Rosner